UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018

PROPANC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54878	33-0662986
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302, 6 Butler Street Camberwell, VIC, 3124 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 61 03 9882 6723

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement

Power Up Lending Group Ltd. Note

Effective August 28, 2018, Propanc Biopharma, Inc. (the “Company”) entered into a securities purchase agreement (the “Power Up Purchase Agreement”) with Power Up Lending Group Ltd. (“Power Up”), pursuant to which Power Up purchased a convertible promissory note (the “August 2018 Power Up Note”) from the Company in the aggregate principal amount of $53,000.00, such principal and the interest thereon convertible into shares of the Company’s common stock at the option of Power Up. The transactions contemplated by the Power Up Purchase Agreement closed on August 28, 2018.

The maturity date of the August 2018 Power Up Note is August 28, 2019 (the “Maturity Date”). The August 2018 Power Up Note shall bear interest at a rate of 8% per annum, which interest may be paid by the Company to Power Up in shares of common stock, but shall not be payable until the August 2018 Power Up Note becomes payable, whether at the Maturity Date or upon acceleration or by prepayment, as described below.

Additionally, Power Up has the option to convert all or any amount of the principal face amount of the August 2018 Power Up Note, starting on February 24, 2019 and ending on the later of the Maturity Date and the date the Default Amount, hereinafter defined, is paid if an event of default occurs, for shares of the Company’s common stock at the then-applicable conversion price.

The conversion price for the August 2018 Power Up Note shall be $0.065, subject to certain Market Price (as defined below) adjustment. If the Market Price is greater than or equal to $0.10, the conversion price shall be the greater of 65% of the Market Price (“Variable Conversion Price”) and $0.065. In the event Market Price is less than $0.10, the conversion price shall be the Variable Conversion Price. As defined in the August 2018 Power Up Note, the “Market Price” shall be the average of the lowest three closing bid prices during the ten day trading period prior to and including the day the Company receives a notice of conversion from Power Up on the electronic quotation system or applicable principal securities exchange or trading market or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” during the ten prior trading days, including the day upon which the Company receives a notice of conversion from Power Up. Notwithstanding the foregoing, Power Up shall be restricted from effecting a conversion if such conversion, along with other shares of the Company’s common stock beneficially owned by Power Up and its affiliates, exceeds 4.99% of the outstanding shares of the Company’s common stock.

The August 2018 Power Up Note may be prepaid until 180 days from the issuance date. If the August 2018 Power Up Note is prepaid within 30 days of the issuance date, then the prepayment premium shall be 112% of the face amount plus any accrued interest; if the August 2018 Power Up Note is prepaid after 31 days from the issuance date, but less than 60 days from the issuance date, then the prepayment premium shall be 117% of the face amount plus any accrued interest; if the August 2018 Power Up Note is prepaid after 61 days from the issuance date, but less than 90 days from the issuance date, then the prepayment premium shall be 122% of the face amount plus any accrued interest; if the August 2018 Power Up Note is prepaid after 91 days from the issuance date, but less than 120 days from the issuance date, then the prepayment premium shall be 127% of the face amount plus any accrued interest; if the August 2018 Power Up Note is prepaid after 121 days from the issuance date, but less than 150 days from the issuance date, then the prepayment premium shall be 132% of the face amount plus any accrued interest; and if the August 2018 Power Up Note is prepaid after 151 days from the issuance date, but prior to 180 days from the issuance date, then the prepayment premium shall be 137% of the face amount plus any accrued interest.

So long as the August 2018 Power Up Note is outstanding, the Company covenants not to sell, lease or otherwise dispose of all or substantially all of its assets outside the ordinary course of business without prior written consent from Power Up. Upon a transfer of all or substantially all of the assets of the Company, or certain reorganization, merger or consolidation events, Power Up may, at its option, require the Company to pay the Default Amount, hereinafter defined.

Pursuant to the terms of the Power Up Purchase Agreement, the Company covenants to pay or reimburse Power Up’s fees and expenses in the amount of $3,000.00.

Other than as described above, the August 2018 Power Up Note contains certain events of default, including failure to timely issue shares upon receipt of a notice of conversion, as well as certain customary events of default, including, among others, breach of covenants, representations or warranties, insolvency, bankruptcy, liquidation and failure by the Company to pay the principal and interest due under the August 2018 Power Up Note.

Additional events of default shall include, among others:

●	Failure to reserve at least five times the number of shares issuable upon full conversion of the August 2018 Power Up Note;

●	The delisting of the Company’s common stock from any exchange or quotation system or if the Company fails to meet its required reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”);

●	The cessation of operations of the Company or if the Company admits that it is generally unable to pay its debts, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due; and

●	The restatement by the Company of any financial statements filed in its reports under the Exchange Act at any time after February 24, 2019 if the result of such restatement would constitute a material adverse effect on the rights of Power Up with respect to the August 2018 Power Up Note and the Power Up Purchase Agreement.

Upon an event of default, interest on the outstanding principal shall accrue at a default interest rate of 22% per annum. In the event that the Company fails to deliver to Power Up shares of common stock issuable upon conversion of principal or interest under the August 2018 Power Up Note within three business days of a notice of conversion by Power Up, the Company shall incur a penalty of $500, provided, however, that such fee shall not be due if the failure to deliver the shares is a result of a third party such as the transfer agent.

Upon the occurrence and during the continuation of certain events of default, the August 2018 Power Up Note will become immediately due and payable and the Company will pay Power Up, in full satisfaction of its obligations in the August 2018 Power Up Note, an amount equal to 150% of an amount equal to the then outstanding principal amount of the August 2018 Power Up Note plus any interest accrued upon such event of default or prior events of default (the “Default Amount”).

Any shares to be issued pursuant to any conversion of the August 2018 Power Up Note shall be issued pursuant to an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act.

The Company intends to use the net proceeds ($50,000 in the aggregate) from the August 2018 Power Up Note for general working capital purposes.

The foregoing descriptions of the Power Up Purchase Agreement and the August 2018 Power Up Note do not purport to be complete and are qualified in their entirety by reference to the Power Up Purchase Agreement and August 2018 Power Up Note, copies of which are filed as Exhibits 10.1 and 10.2 hereto.

Eagle Equities, LLC Note

Effective August 29, 2018, the Company entered into a securities purchase agreement (the “Eagle Purchase Agreement”) with Eagle Equities, LLC (“Eagle Equities”), pursuant to which Eagle Equities purchased a convertible promissory note (the “August 2018 Eagle Note”) from the Company in the aggregate principal amount of $105,000.00, such principal and the interest thereon convertible into shares of the Company’s common stock at the option of Eagle Equities any time after the six month anniversary of the August 2018 Eagle Note. The transactions contemplated by the Eagle Purchase Agreement closed on August 30, 2018. Pursuant to the terms of the Eagle Purchase Agreement, Eagle Equities deducted $5,000.00 from the principal payment due under the August 2018 Eagle Note, at the time of closing, to be applied to its legal expenses.

The maturity date of the August 2018 Eagle Note is August 29, 2019. The August 2018 Eagle Note shall bear interest at a rate of 8% per annum, which interest shall be paid by the Company to Eagle Equities in shares of common stock upon receipt of a notice of conversion by the Company from Eagle Equities at any time after the six month anniversary of the August 2018 Eagle Note.

Additionally, Eagle Equities has the option to convert all or any amount of the principal face amount of the August 2018 Eagle Note, at any time, for shares of the Company’s common stock at a price equal to 60% of the lowest closing bid price (the “Closing Bid Price”) of the Company’s common stock as reported on the OTC Markets Group, Inc. quotation system for the ten prior trading days, including the day upon which the Company receives a notice of conversion from Eagle Equities (the “Conversion Price”). However, in the event that the Company’s common stock is restricted by the Depository Trust Company for any reason, the Conversion Price shall be lowered to 50% of the lowest Closing Bid Price for the duration of such restriction. If the Company fails to maintain a reserve of shares of its common stock at least four times the number of shares issuable upon conversion of the August 2018 Eagle Note for at least 60 days after the issuance of the August 2018 Eagle Note, the conversion discount shall be increased by 10%. Notwithstanding the foregoing, Eagle Equities shall be restricted from effecting a conversion if such conversion, along with other shares of the Company’s common stock beneficially owned by Eagle Equities and its affiliates, exceeds 4.99% of the outstanding shares of the Company’s common stock.

The August 2018 Eagle Note may be prepaid until February 25, 2019. If the August 2018 Eagle Note is prepaid within 60 days of the issuance date, then the prepayment premium shall be 130% of the face amount plus any accrued interest; if the August 2018 Eagle Note is prepaid after 60 days from the issuance date, but less than 121 days from the issuance date, then the prepayment premium shall be 140% of the face amount plus any accrued interest; and if the August 2018 Eagle Note is prepaid after 120 days from the issuance date, but prior to 180 days from the issuance date, then the prepayment premium shall be 150% of the face amount plus any accrued interest.

Upon a transfer of all or substantially all of the assets of the Company, or certain reorganization, merger or consolidation events, Eagle Equities may either request that the Company redeem the August 2018 Eagle Note in cash for 150% of the principal amount, plus any accrued but unpaid interest through the date of redemption, or convert the unpaid principal amount plus any accrued but unpaid interest into shares of the Company’s common stock at the Conversion Price.

The August 2018 Eagle Note contains certain events of default, including failure to timely issue shares upon receipt of a notice of conversion, as well as certain customary events of default, including, among others, a breach of the covenants, insolvency, bankruptcy and failure by the Company to pay the principal and interest due under the August 2018 Eagle Note.

Upon an event of default, interest on the outstanding principal shall accrue at a default interest rate of 24% per annum or at the highest rate permitted by law. In the event that the Company fails to deliver to Eagle Equities shares of common stock issuable upon conversion of principal or interest under the August 2018 Eagle Note within three business days of a notice of conversion by Eagle Equities, including an opinion of counsel, the Company shall incur liquidated damages of $250 per day the shares are not issued from the fourth to ninth business day after the notice is delivered to the Company and on the tenth day and thereafter, the liquidated damages shall increase to $500 per day.

Additional default penalties include:

●	In the event that the Company loses a bid price for its stock on its marketplace, the outstanding principal under the August 2018 Eagle Note shall increase by 20%.

●

In the event that the Company’s common stock is delisted from any exchange or quotation system, or if its trading is suspending for more than ten consecutive days, or if the Company fails to meet its required reporting obligations under the Exchange Act, the outstanding principal under the August 2018 Eagle Note shall increase by 50%.

●	In the event that the Company is delinquent in filing its periodic reports under the Exchange Act and such delinquency continues after the six month anniversary of the August 2018 Eagle Note, then Eagle Equities shall be entitled to use the lowest close bid price during the delinquency period as a base price for the conversion.

Any shares to be issued pursuant to any conversion of the August 2018 Eagle Note shall be issued pursuant to an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act.

The Company intends to use the net proceeds from the August 2018 Eagle Note ($100,000 in the aggregate) to repay approximately $75,400 of existing debt, with the balance to be used for general working capital purposes.

The foregoing descriptions of the Eagle Purchase Agreement and the August 2018 Eagle Note do not purport to be complete and are qualified in their entirety by reference to the Eagle Purchase Agreement and August 2018 Eagle Note, copies of which are filed as Exhibits 10.3 and 10.4 hereto.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01	Exhibits

(d)	Exhibits.

Exhibit	Description

10.1	Securities Purchase Agreement by and between Propanc Biopharma, Inc. and Power Up Lending Group Ltd.

10.2	8% Convertible Redeemable Note issued to Power Up Lending Group Ltd.

10.3	Securities Purchase Agreement by and between Propanc Biopharma, Inc. and Eagle Equities, LLC

10.4	8% Convertible Redeemable Note issued to Eagle Equities, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Propanc Biopharma, Inc.

Date: September 4, 2018	By:	/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer